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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): April 8, 2003

                              THE BISYS GROUP, INC.

             (Exact name of registrant as specified in its charter)


           Delaware                    0-19922                 13-3532663

(State or other Jurisdiction       (Commission File           (IRS Employer
         of incorporation)             Number)              Identification No.)

                    90 Park Avenue, New York, New York 10016

                    (Address of principal executive offices)

                                 (212) 907-6000

              (Registrant's telephone number, including area code)

                                 Not Applicable

          (Former name or former address, if changed since last report)


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Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits

                  Exhibit No.    Description

                  99.1           Press Release issued by The BISYS Group, Inc.
                                 dated April 8, 2003.

Item 9. Regulation FD Disclosure (information required by Item 12 of Form 8-K is being furnished under this Item 9 pursuant to SEC interim filing guidance dated March 27, 2003).

         On April 8, 2003, The BISYS Group, Inc. issued a press release announcing updated earnings guidance for the fiscal quarter ended March 31, 2003 and the fiscal quarter ending June 30, 2003. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference in its entirety.






                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     THE BISYS GROUP, INC.


                                     By: /s/ Kevin J. Dell
                                         -----------------------
                                              Kevin J. Dell
                                              Executive Vice President,
                                              General Counsel and
                                              Secretary

Date:  April 9, 2003




                                       2
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                                  EXHIBIT INDEX

         Exhibit No.          Description

         99.1                 Press Release issued by The BISYS Group, Inc.
                              dated April 8, 2003.